UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2017

Date of Report (date of earliest event reported)

AirXpanders, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-55781	20-2555438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1047 Elwell Court Palo Alto, CA, 94303

(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 390-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 21, 2017, AirXpanders, Inc. (the “Company”) entered into an amended and restated offer letter (the "Offer Letter") with Scott Dodson, its President and Chief Executive Officer.  Under the terms of the Offer Letter, in the event of a change of control, 50% of all of Mr. Dodson's then-unvested options shall be deemed immediately vested and exercisable, and the remaining options shall vest equally each month over the following 12 months, provided Mr. Dodson makes himself reasonably available to provide services to the acquiring company.  However, if the Company terminates his employment without Cause prior to the end of that 12-month period, then any then remaining unvested options shall be deemed immediately vested and exercisable.  Under the Offer Letter, “cause” means (a) commission or conviction (including a guilty plea or plea of nolo contendere) of any felony or any other crime involving fraud, dishonesty or moral turpitude; (b) commission or attempted commission of or participation in a fraud or act of dishonesty or misrepresentation against the Company; (c) material breach of duties to the Company; (d) intentional damage to any property of the Company; (e) misconduct, or other violation of Company policy that causes harm; (f) material violation of any written and fully executed contract or agreement between Mr. Dodson and the Company, including without limitation, material breach of the Offer Letter, or of any Company policy, or of any statutory duty owed to the Company; or (g) conduct by Mr. Dodson which in the good faith and reasonable determination of the Company demonstrates gross unfitness to serve.  Additionally, the Offer Letter was revised to state that all post-termination benefits, including, but not limited to, severance, are subject to the execution of an acceptable release of claims form by Mr. Dodson.

The foregoing description of the Offer Letter is a summary of the terms and is qualified in its entirety by reference to the Offer Letter, which the Company expects to file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2017	AIRXPANDERS, INC.

/S/ Scott Murcray
Scott Murcray Chief Financial Officer and Chief Operating Office
Duly Authorized Officer